Barclays Capital
2013 Americas Select Franchise Conference
Daniel T. Poston
Executive Vice President & Chief Financial Officer
May 22, 2013
Please refer to earnings release dated April 18, 2013 and
10-Q dated May 9, 2013 for further information
Exhibit 99.1
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FIFTH THIRD BANK

$511
$503
$1,094
$1,541
2009
2010
2011
2012

0.64%
0.67%
1.15%
1.34%
2009
2010
2011
2012

3.20%
3.02%
1.49%
0.85%
2009
2010
2011
2012

127%
179%
157%
180%
2009
2010
2011
2012

6.99%
7.48%
9.35%
9.51%
2009
2010
2011
2012

Dividends
Share Repurchase
6%
6%
23%
21%
2009
2010
2011
2012

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A strong franchise with strong momentum
Return on avg. assets Net charge-off ratio
Net income available to
common shareholders ($MM)
Generated highest level of net income
to common shareholders since 2005.
Improving profitability approaching
target for normalized environment.
Problem assets are at the lowest
levels in five years.
Tier 1 common ratio* Total payout ratio ALLL / NPLs
Coverage levels more than adequate
to protect against potential losses.
Capital ratios continue to be strong
and grow to record levels.
Payouts to shareholders
approached $1B in 2012.
31%
63%
11% Vantiv
Other
* Non-GAAP measure; see Reg. G reconciliation in appendix.

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Fifth Third franchise
$121 billion assets (#12)
$92 billion total deposits (#13)
$14 billion market cap (#12)
18 affiliates in 12 states
1,320 banking centers
2,426 ATMs
Leading market share in mature
Midwest market; strong presence in
higher growth Southeastern markets
Source: SNL Financial. Rankings based on U.S. headquartered commercial banks.
Data as of 3/31/13
Kentucky
Tennessee
Georgia
Florida
North
Carolina
West
Virginia
Pennsylvania
Ohio
Michigan
Illinois
Indiana
Missouri

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— Return on assets of 1.41%; return on average common equity of 12.5%; return on average tangible common equity** of 15.5%
Credit trends remain favorable
— Net charge-offs (NCOs) of $133MM (0.63% of loans and leases) down $14MM (7 bps) vs. 4Q12
— Total NPAs of $1.2B including loans held-for-sale (HFS) down $86MM, or 7%, from 4Q12; NPA ratio of 1.41% down 8 bps from 4Q12, NPL ratio of 1.11% down 8 bps from 4Q12
— Total delinquencies (loans 30-89 days past due and 90 days past due) lowest since 1Q01
Strong capital ratios*
— Tier 1 common ratio 9.70%**, up 19 bps sequentially (Basel III pro forma estimate of ~8.9%)
— Tier 1 capital ratio 10.83%, Total capital ratio 14.35%, Leverage ratio 10.03%
— Tangible common equity ratio** of 9.03% excluding unrealized gains/losses; 9.29% including them
— Repurchased ~8MM common shares in 1Q13; new 100MM share repurchase authorization in
March
1Q13 highlights
Net income available to common shareholders of $413MM ($0.46 per diluted share), vs. $390MM
($0.43 per share) in 4Q12 and $421MM ($0.45 per share) in 1Q12
* Capital ratios presented under current U.S. capital regulations. The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to revisions to the agencies’  final rules.
** Non-GAAP measure; see Reg. G reconciliation in appendix.

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Strong revenue and profit generation
Peer med. 1.7%
2.1%
1Q13 returns strong relative to peers
ROAA ROATCE
• Business mix provides higher than
average diversity among spread and fee
revenues (45+% of revenue)
• Relatively strong margin and relatively
high fee income contribution drives
strong profitability despite interest rate
environment
Pre-provision net revenue (PPNR) trend 1Q13 PPNR* / Average Assets
Source: SNL Financial and Company Reports. Data as of 1Q13. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.PPNR and
ROATCE are Non-GAAP measures. See Reg. G reconciliation in the Appendix to the presentation.
^ See Page 18 in the Appendix for adjustments
* Excludes securities gains / losses for FITB and peers. Also excludes goodwill impairment charge for peers as applicable.
Significant purchase
accounting benefit
PPNR     $694                $636               $568            $616                 $653
583
593
598
638
602
14
17
14
13
10
34
40
59
68
24
$0
$100
$200
$300
$400
$500
$600
$700
1Q12 2Q12 3Q12 4Q12 1Q13
Noninterest Expense Credit Items Fee Income Credit Items Adjusted^
15.5%
13.7%
FITB Peer Median
1.41%
1.09%
FITB Peer Median
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
USB WFC MTB BBT FITB PNC HBAN STI RF KEY CMA ZION

FIFTH THIRD BANK

Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13

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NII results reflect continued moderate NIM
pressure offset by balance sheet growth
* Represents purchase accounting adjustments included in net interest income.
^ Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
Fixed / Floating Portfolio
• Negative impact of lower rates on net interest
income generally offset by loan growth
• Spreads on new originations of variable rate
assets consistent with historical spreads
– Emphasis on variable rate C&I lending
• Coupons on new fixed rate loan originations
converging  with portfolio average coupons
Interest-Earning
Assets
Funding^
Fixed
~55-60%
NII and NIM (FTE)
($MM)
Loans
52%
Loans
32%
Investment
Portfolio 3%
Trend: fixed rate loan origination coupons
relative to fixed portfolio weighted avg
Larger portfolio repricing effects
3.61%
3.56% 3.56%
3.49%
3.42%
903
899
907
903
893
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
1Q12 2Q12 3Q12 4Q12 1Q13
Net Interest Income (right axis) PAA* NIM
0.00
0.50
1.00
1.50
2.00
Fixed
45%
Floating
55%
Investment
Portfolio
13%
Floating Fixed
Floating
~40-45%

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Strong loan growth,
ample opportunities for ongoing growth
Loan balances ($B) Loan composition (EOP HFI)
47% C&I / lease
11% Commercial real estate
Commercial
25% Resi. mtg. / home equity
14% Auto
3% Card / other
Consumer
• Solid loan growth with
disciplined lending standards
• C&I and residential mortgage
balance growth more than
offset run-off in both home
equity and commercial real
estate loans (CRE run-off
continues to slow)
$82.1
$85.7
$81.5
$82.6
$82.9
$83.9
$85.9
1Q12 2Q12 3Q12 4Q12 1Q13
EOP loans HFI Avg loans HFI

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Strengthened deposit profile
and increased value proposition to customers
Average deposit balances ($B) Simplified deposit products
• Straightforward, easy to use
accounts
• Reduced complexity
• Elimination of certain fees
• Total relationship earns better
rates and lower costs
• Compatible with Fifth Third’s
strategic direction and new
regulatory landscape
Deposit growth benefited
from focus on
full customer relationship
$77.1
$77.6
$77.5
$80.2
$80.9
$81.7
$84.9
1Q12 2Q12 3Q12 4Q12 1Q13
Transaction deposits Other time deposits

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Diverse revenue stream
45% Fee income
NII
Fee income as % of 1Q13 revenue 1Q13 Fee income distribution
Economic trends should support long-term improvement in results through balance sheet growth and higher business activity
Strong momentum in key businesses:
• Corporate banking: recent investments in capital markets capabilities, increased syndication and business lending fees
• Investment advisors: 1Q13 strongest in company history due to increased brokerage production, seasonal trust tax preparation fees and higher market values
• Retail banking: listening to voice of customer and enhancing channels and products to meet consumer preferences
• Consumer lending: record mortgage originations and strong auto lending supporting business
Deposit
Fees
18%
Corporate
Banking
13%
Investment
Advisors
13% Other^
17%
Mortgage
30%
Card and
Processing
9%
55%
^ Includes other noninterest income and securities gains.

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Disciplined expense management
• Long-term target for mid-50% efficiency
ratio in normalized environment (with
higher interest rate environment)
Expense trend ($MM)
* Non-recurring items listed on page 18 in the appendix.
Managing expenses carefully in response to revenue
environment; continuous process of expense evaluation
Efficiency ratio trend
Reported expense $973 $937 $1,006 $1,163 $978
Non-recurring items*:
Decreasing Expense $23 $18 $5 -- $9
Increasing Expense ($29) -- ($55) ($173) ($9)
Adjusted Expense $967 $955 $956 $990 $978
$600
$700
$800
$900
$1,000
$1,100
$1,200
1Q12 2Q12 3Q12 4Q12 1Q13
58%
59%
64%
65%
60%
62%
62%
61%
60%
62%
1Q12 2Q12 3Q12 4Q12 1Q13
Efficiency Ratio Adjusted*
– Current impact of credit costs on
revenue and expenses; impact of
regulatory reforms not fully mitigated
– Reflects below-capacity balance sheet
and lower revenue than we expect and
can support longer term
– ~ 60% for year end 2013

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Continued improvement in credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
Source: SNL Financial and Company Reports. Data as of 1Q13. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800MM in NCOs related to commercial loans moved to held-for-sale, NCO ratio of 7.5%, 3.8% before credit actions; 3Q10 NCOs included $510MM in NCOs related to loans sold or moved to held-for-sale.
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
5.0%*
2.3%
before credit
actions
FITB credit metrics are in line with or better than peers
0.5%
1.5%
2.5%
3.5%
4.5%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB Peer Average
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
4Q08* 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB Peer Average
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB Peer Average
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB Peer Average

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Strong reserve position
Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION.
Source: SNL Financial and Company Reports. Data as of 1Q13. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION.
1Q13 coverage ratios strong
relative to peers
Industry leading reserve levels
Fifth Third Peer Median
187%
137%
Reserves / NPLs
$220 $181 $156 $147 $133
($129)
($110)
($91)
($71) ($71)
2.59%
2.45%
2.32%
2.16%
2.08%
($150)
($100)
($50)
$0
$50
$100
$150
$200
$250
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
1Q12 2Q12 3Q12 4Q12 1Q13
Net Charge-offs Additional Provision
Reserves
147%
126%
Reserves / NPAs
331%
290%
Reserves / Annualized NCOs

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Fifth Third’s balance sheet and business model
relatively advantaged under new capital standards
Fifth Third’s capital position already well in excess of any established standards, likely standards, and most peers
5.0%
7.0%
4.5%
Unofficial CCAR supervisory reference minimum
1Q13 Pro forma Tier 1 common / RWA
U.S. proposed Basel III**
1Q13 Tier 1 common / RWA
Basel I
2019 Basel III buffered minimum
2015 Basel III minimum
Not
disclosed
~9.1%
11.8% 11.8%
11.4%
11.2%
10.6%
10.6%
10.4% 10.4%
10.2%
10.1% 10.1%
9.8%
9.7%
9.2%
9.1%
7.9%
C COF KEY RF HBAN BAC CMA WFC JPM STI ZION PNC FITB BBT USB MTB
10.3%
9.4% 9.4%
9.3%
9.1%
8.9%
8.9%
8.5%
8.4%
8.2% 8.2%
7.9%
7.8%
7.8%
0
KEY BAC CMA C RF HBAN* FITB JPM COF WFC STI USB PNC BBT ZION* MTB
Source: SNL Financial and Company Reports. Data as of 1Q13.
* In 2Q12, HBAN stated Basel III Tier 1 common ratio would be negatively impacted by approximately 150 basis points and in their 1Q13 Earning Conference Call, they stated this again. In 2Q12, ZION stated Tier 1 common ratio would be in the 7.75% area.
** Note: Fifth Third’s pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to further clarification of the agencies proposals or revisions to the agencies final rules, which remain subject to public comment. Not adjusted for potential mitigation efforts.

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Capital management philosophy
* Subject to Board of Directors and regulatory approval
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
*
• Prudently evaluate opportunities to increase
density of franchise via disciplined
acquisitions or selective de novos
• Expect future acquisition opportunities
although activity likely to remain muted in
near-term
• Attain top 3 market position in 65% of
markets or more longer term
Dividends*
• As previously indicated, move towards levels
more consistent with Fed’s near-term payout
ratio guidance of 30%
• Strong levels of profitability would support
higher dividend than current level
• Quarterly dividend increased to $0.11 in 1Q13
(increase to $0.12 not objected to in 2013 CCAR)
Repurchases / Redemptions
*
• Common share repurchases to limit / manage
growth of excess capital levels
• 2013 CCAR included:
– Potential conversion of $398MM in outstanding
Series G 8.5% convertible preferred stock into
~35.5MM common shares
– Potential repurchase of up to $984MM common
shares including any issued in a Series G
preferred stock conversion (up to $550MM)
– Potential issuance of $500MM in preferred stock
Consistent and prudent capital management philosophy
Capital Deployment Capital Return
– Other considerations: regulatory environment,
alternatives, maintenance of desired / required
buffers, stock price

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Well-positioned for the future
• Cash currently sufficient to satisfy all fixed obligations in a stressed environment for approximately 2 years (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 0.63%; 3.3x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~45% of total revenue
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (491% PPNR / NCOs^ in 1Q13)
• 1.4% ROAA; 15.5% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation in Appendix.

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv,
LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
Income before income taxes (U.S. GAAP) (a) $603 $565 $503 $540 $591
Add: Provision expense (U.S. GAAP) (b) 91 71 65 76 62
PPNR (a) + (b) $694 $636 $568 $616 $653
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) (115)         -            -            (157)         -
Vantiv debt refinancing 34             -            -            -            -
Valuation of 2009 Visa total return swap 19             11             1               15             7
Vantiv warrant & puts (46)            (56)            16             19             (34)
Valuation of bank premises moved to HFS -            17             -            -            -
Litigation reserve additions in revenue -            6               -            -            -
Sale of certain Fifth Third funds -            -            (13)            -            (7)
Securities (gains) / losses (9)              (3)              (2)              (2)              (17)
In noninterest expense:
Debt extinguishment (gains) / losses 9               -            26             134           -
Non-income tax related assessment resolution (23)            -            -            -            -
Sale of certain Fifth Third funds -            -            2               -            -
Severance expense 6               -            -            -            -
FDIC insurance expense -            (9)              -            -            -
Gain on sale of affordable housing -            (8)              (5)              -            (9)
Litigation reserve additions in expense 14             (1)              5               13             9
Adjusted PPNR $583 $593 $598 $638 $602
Credit-related items^^:
In noninterest income 14             17             14             13             10
In noninterest expense 34             40             59             68             24
Credit-adjusted PPNR** $631 $650 $671 $719 $636
Pre-tax pre-provision earnings*
PPNR trend
* Non-GAAP measure.  See Reg. G reconciliation on page 21.
^ Prior quarters include similar adjustments.
^^ See Slide 19 for detailed breakout of credit-related items.
# 60% also excluding  4Q12 mortgage repurchase reserve build
• PPNR of $653MM up 6% from 4Q12 levels and down 6% from
prior year
• Adjusted PPNR of $602MM, down 6% sequentially and up 3%
from prior year
– Sequential change due primarily to lower mortgage
revenue and seasonal increase in FICA and
unemployment expense, partially offset by lower credit
costs
PPNR reconciliation
Efficiency ratio
583 593
598
638
602
14
17
14
13
10
34
40
59
68
24
$0
$100
$200
$300
$400
$500
$600
$700
$800
1Q12 2Q12 3Q12 4Q12 1Q13
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
PPNR     $694              $636              $568              $616              $653
58%
65%
60%
62%
61% #
62%
1Q12 4Q12 1Q13
Efficiency Ratio Adjusted
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.

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Credit-related costs
In noninterest income ($MM)
In noninterest expense ($MM)
Note: Numbers may not sum due to rounding
Total credit-related costs $48 $57 $73 $81 $34
34
40
59
68
24
$0
$10
$20
$30
$40
$50
$60
$70
$80
1Q12 2Q12 3Q12 4Q12 1Q13
14
17
14
13
10
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
1Q12 2Q12 3Q12 4Q12 1Q13
Actual
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
Gain / (loss) on sale of loans
$5 $8 $2 $4 $2
Commercial loans HFS FV adjustment (1) (5) (3) (3) (1)
Gain / (loss) on sale of OREO
properties
(17) (19) (11) (10) (10)
Mortgage repurchase costs (2) (2) (2) (3) (2)
Total credit-related revenue impact ($14) ($17) ($14) ($13) ($10)
Actual
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
Mortgage repurchase expense $15 $18 $36 $44 $20
Provision for unfunded commitments (2) (1) (2) 3 (11)
Derivative valuation adjustments (4) (0) (2) (2) (1)
OREO expense 5 5 6 5 4
Other problem asset related expenses 19 19 21 19 12
Total credit-related operating expenses $34 $40 $59 $68 $24

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2013 2012 2012 2012 2012
Income before income taxes (U.S. GAAP) $591 $540 $503 $565 $603
Add: Provision expense (U.S. GAAP) 62 76 65 71 91
Pre-provision net revenue (a) 653 616 568 636 694
Net income available to common shareholders (U.S. GAAP) 413                             390                             354                             376                             421
Add: Intangible amortization, net of tax 1                                 2                                 2                                 2                                 3
Tangible net income available to common shareholders 414                             392                             356                             378                             424
Tangible net income available to common shareholders (annualized) (b) 1,679                         1,559                         1,416                         1,520                         1,705
Average Bancorp shareholders' equity (U.S. GAAP) 13,779                       13,855                       13,887                       13,628                       13,366
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (26)                              (28)                              (31)                              (34)                              (38)
Average tangible common equity (c) 10,939                       11,012                       11,041                       10,779                       10,513
Total Bancorp shareholders' equity (U.S. GAAP) 13,882                       13,716                       13,718                       13,773                       13,560
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (25)                              (27)                              (30)                              (33)                              (36)
Tangible common equity, including unrealized gains / losses (d) 11,043                       10,875                       10,873                       10,925                       10,709
Less: Accumulated other comprehensive income / loss (333)                           (375)                           (468)                           (454)                           (468)
Tangible common equity, excluding unrealized gains / losses (e) 10,710                       10,500                       10,405                       10,471                       10,241
Total assets (U.S. GAAP) 121,382                     121,894                     117,483                     117,543                     116,747
Less:  Goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (25)                              (27)                              (30)                              (33)                              (36)
Tangible assets, including unrealized gains / losses (f) 118,941                     119,451                     115,036                     115,093                     114,294
Less: Accumulated other comprehensive income / loss, before tax (512)                           (577)                           (720)                           (698)                           (720)
Tangible assets, excluding unrealized gains / losses (g) 118,429                     118,874                     114,316                     114,395                     113,574
Common shares outstanding (h) 875                             882                             897                             919                             920
Net charge-offs (i) 133                             147                             156                             181                             220
Ratios:
Return on average tangible common equity (b) / (c) 15.5% 14.1% 12.8% 14.1% 16.2%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.03% 8.83% 9.10% 9.15% 9.02%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.29% 9.10% 9.45% 9.49% 9.37%
Tangible book value per share (d) / (h) 12.63 12.33 12.12 11.89 11.64
PPNR / NCOs (a) / (i) 491% 419% 364% 351% 315%
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2013 2012 2012 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP) $13,882 $13,716 $13,718 $13,773 $13,560
Goodwill and certain other intangibles (2,504)                        (2,499)                        (2,504)                        (2,512)                        (2,518)
Unrealized gains (333)                           (375)                           (468)                           (454)                           (468)
Qualifying trust preferred securities 810                             810                             810                             2,248                         2,248
Other 23                               33                               38                               38                               38
Tier I capital 11,878                       11,685                       11,594                       13,093                       12,860
Less: Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (810)                           (810)                           (810)                           (2,248)                        (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (38)                              (48)                              (51)                              (51)                              (50)
Tier I common equity (a) 10,632                       10,429                       10,335                       10,396                       10,164
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,626                     109,699                     106,858                     106,398                     105,412
Ratio:
Tier I common equity (a) / (b) 9.70% 9.51% 9.67% 9.77% 9.64%
Basel III - Estimates
March December September June
2013 2012 2012 2012
Tier 1 common equity (Basel I) $10,632 $10,429 $10,335 $10,396
Add: Adjustment related to AOCI for AFS securities 397 429 506 551
Estimated Tier 1 common equity under Basel III rules (c) $11,029 $10,858 $10,841 $10,947
Estimated risk-weighted assets under Basel III rules (d) $123,696 $123,725 $120,308 $119,428
Estimated Tier 1 common equity ratio under Basel III rules 8.91% 8.78% 9.01% 9.17%
(c)
(d)
Tier 1 common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; (4) Incremental capital requirements for stress VaR; and (5) Derivatives are differentiated between exchange clearing and over-the-counter and the
50% risk-weight cap is removed. The estimated Basel III risk-weighted assets are based upon the Bancorp’s interpretations of the three draft Federal Register notices proposing enhancements to the regulatory capital requirements that were published in June of 2012. These amounts are preliminary and subject to change depending on the adoption of final Basel III capital rules by the
Regulatory Agencies.
For the Three Months Ended
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,499)                        (2,514)                        (2,546)                        (2,565)
Unrealized gains (375)                           (470)                           (314)                           (241)
Qualifying trust preferred securities 810                             2,248                         2,763                         2,763
Other 33                               38                               11                               (26)
Tier I capital 11,685                       12,503                       13,965                       13,428
Less: Preferred stock (398)                           (398)                           (3,654)                        (3,609)
Qualifying trust preferred securities (810)                           (2,248)                        (2,763)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (48)                              (50)                              (30)                              -
Tier I common equity (a) 10,429                       9,807                         7,518                         7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,699                     104,945                     100,561                     100,933
Ratio:
Tier I common equity (a) / (b) 9.51% 9.35% 7.48% 6.99%
For the Year Ended